       1                     Draft 05     December 11, 2000 (10:33am)

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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------
                               AMENDMENT NO. 1
                                     ON
                                 FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               Date of earliest event reported: October 10, 2000



                             PRESIDENT CASINOS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware            0-20840           51-0341200
             ---------------    ----------------    ----------------
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)


              802 North First Street, St. Louis, Missouri   63102
            ---------------------------------------------------------
              (Address of principal executive offices)    (Zip code)

                                (314) 622-3000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)




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
  Reference is made to Current Report on Form 8-K, dated October 10, 2000, filed by President Casinos, Inc. (the "Company") on October 20, 2000, reporting the consummation on October 10, 2000 of the sale by the Company of certain assets utilized in the Company's Davenport, Iowa operations to Isle of Capri Casinos, Inc ("Isle of Capri").

ITEM 7.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Pro Forma Financial Information.

  The following unaudited pro forma financial statements of the Company giving effect to the sale of certain assets utilized in the Company's Davenport casino and hotel operations are filed herewith:

1. Unaudited Pro Forma Condensed and Consolidated Balance Sheet as of August 31, 2000 and notes thereto.
2. Unaudited Pro Forma Condensed and Consolidated Statement of Operations for the six months ended August 31, 2000 and notes thereto.
3. Unaudited Pro Forma Consolidated Statement of Operations for the year ended February 29, 2000 and notes thereto.

  The adjustments to the Company's historical financial information reflected in the unaudited pro forma financial statements are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position and results of operations would have been as of August 31, 2000 and for the six months and the year ended August 31, 2000 and February 29, 2000, respectively, had the Company completed the disposition as of the dates indicated nor does it purport to represent the future financial position or results of operations of the Company.

  The following Unaudited Pro Forma Condensed and Consolidated Financial Statements are derived from the historical consolidated financial statements of the Company. The Unaudited Pro Forma Condensed and Consolidated Statements of Operations for the six months ended August 31, 2000 and the year ended February 29, 2000 give effect to the disposition of the Davenport casino operations, The Connelly Group, L.P., a limited partnership in which the Company owns a 95% ownership interest ("TCG"), and the Davenport hotel operations, TCG/Blackhawk, Inc., an Iowa corporation and wholly-owned subsidiary of the Company ("Blackhawk"), as if they had occurred on March 1, 2000 and March 1, 1999, respectively. The Unaudited Pro Forma Condensed and Consolidated Balance Sheet as of August 31, 2000 represents the historical consolidated statement of the Company as if the disposition of the Davenport casino and hotel assets had occurred on that date, after giving effect to pro forma adjustments described in the accompanying notes. The sale of assets of the Davenport casino and hotel was a taxable event, however, no income tax expense has been reflected in the accompanying financial statements due to the existing net operating losses that have previously been fully reserved. The Unaudited Pro Forma Condensed and Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto.

                           PRESIDENT CASINOS, INC.
        UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED BALANCE SHEET
                            As of August 31, 2000
                               (in thousands)

                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                  President Casinos,                                   Pro Forma
                                      Inc.(a)      TCG(b)   Blackhawk(b)    Other     As Adjusted
                                      --------   --------     --------     --------    ----------
ASSETS
Current assets:
  Cash and cash equivalents.........  $ 10,213    $ 56,100    $  2,100    $    108 (c)  $ 17,025
                                                                           (47,517)(d)
                                                                            (2,290)(e)
                                                                              (527)(f)
                                                                              (276)(g)
                                                                              (886)(h)
  Restricted cash...................     2,894         --          --        5,781 (d)     8,951
                                                                               276 (g)
  Restricted short-term investments.       975         --          --          --            975
  Accounts receivable, net..........       989         --          --          --            989
  Inventories.......................     1,742        (514)       (109)        --          1,119
  Other current assets..............     3,424         --          --         (553)(c)     2,871
                                      ---------   ---------   ---------   ---------     ---------
      Total current assets..........    20,237      55,586       1,991     (45,884)       31,930

  Property and equipment, net.......   131,558     (17,166)     (4,856)        --        109,536
  Other assets......................       851         (96)        --          (20)(c)       735
                                      ---------   ---------   ---------   ---------     ---------
                                      $152,646    $ 38,324    $ (2,865)   $(45,904)     $142,201
                                      =========   =========   =========   =========     =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
  Current liabilities:
  Short-term debt...................  $  2,728    $    --     $    --     $ (2,420)(d)  $    308
  Current portion of long-term debt.   135,657         --          --      (26,800)(d)   108,857
  Accrued loan fee..................     7,000         --          --          --          7,000
  Accounts payable..................     4,010         --          --          --          4,010
  Accrued payroll and benefits......     6,927         --          --         (527)(f)     6,400
  Accrued interest..................    13,220         --          --      (12,516)(d)       704
  Other accrued expenses............     7,799       2,418          32        (465)(c)     8,898
                                                                              (886)(h)
                                      ---------   ---------   ---------   ---------     ---------
      Total current liabilities.....   177,341       2,418          32     (43,614)      136,177

  Minority interest.................    13,857         --          --       (2,290)(e)    11,567

  Stockholders' equity (deficit):
  Common stock......................       302         --          --          --            302
  Additional paid-in capital........   101,729         --          --          --        101,729
  Accumulated equity (deficit)......  (140,583)     35,906      (2,897)        --       (107,574)
                                      ---------   ---------   ---------   ---------     ---------
      Total stockholders' equity
       (deficit)....................   (38,552)     35,906      (2,897)        --         (5,543)
                                      ---------   ---------   ---------   ---------     ---------
                                      $152,646    $ 38,324    $ (2,865)   $(45,904)     $142,201
                                      =========   =========   =========   =========     =========

See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

PAGE> 4
  (a) The President Casinos, Inc. column represents the Company's historical condensed and consolidated statement of financial position as of August 31, 2000, which includes the historical financial position of the Company's Davenport casino and hotel operations as of the date thereof.

  (b) The TCG and Blackhawk columns represent the disposition of the Davenport casino and hotel operations, respectively, on October 10, 2000 to Isle of Capri. The assets disposed of primarily consist of inventory and property, plant and equipment. These columns also reflect the receipt of the aggregate consideration from the sale which was $58.2 million in cash. An allocation of $56.1 million was made to the assets of TCG and $2.1 million to the assets of the Blackhawk Hotel based upon the estimated fair value of each of the operations. The net gain on the disposition of the Davenport operations was approximately $33.0 million. Included in these adjustments are transaction costs which are primarily comprised of legal and investment banking fees, approximating $2.4 million.

  (c) Represents the exchange of certain Davenport casino and hotel operations' prepaid expenses, other assets and accrued expenses for cash from the Isle of Capri at cost and therefore, did not impact the net gain recognized associated with this disposition. Such amounts are in addition to the sale of inventory and property, plant and equipment discussed in note (b) above.

  (d) Represents the use of the cash proceeds from the disposition for repayment of certain indebtedness and accrued interest summarized as follows:

      Payment of principal to holders of 13%
        Senior Notes..............................   $  18,750
      Payment of principal to holders of 12%
        Secured Notes.............................       6,250
      Payment of interest due on March 15 and
        September 15, 2000 to holders of 13%
        and 12% Notes.............................      12,219
      Payment of future interest on 13% Senior
        Notes and 12% Secured Notes...............       5,781
      Payment of TCG Line of Credit and
        interest thereon..........................       1,827
      Payment of "President Casino-Broadwater"
        principal and interest thereon............       2,230
      Payment of TCG equipment notes..............         285
      Other.......................................         175
                                                      ---------
          Unrestricted cash.......................    $ 47,517
                                                      =========

The $5,781 payment of future interest on 13% Senior Notes and 12% Secured Notes represents the escrow of interest payments on such debt which are due March 15, 2001 and accordingly, included as restricted cash.

  (e) Represents the distribution of certain sale proceeds to the holder of a 5% limited partnership interest in TCG.

  (f) Represents the payment by TCG and Blackhawk of certain employee benefits either directly to the employees or the Isle of Capri in assuming certain future employee benefit liabilities.

  (g) Represents the reclassification to restricted cash of amounts owed for disputed property taxes associated with TCG that were not assumed by the Isle of Capri in the disposition transaction.

  (h) Represents the payment of an investment banking fee due upon the close of the transaction.

                           PRESIDENT CASINOS, INC.
    UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
              For the Six-Month Period ended August 31, 2000
                   (in thousands, except per share data)



                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                 President Casinos,                                    Pro Forma
                                       Inc.(a)     TCG(b)    Blackhawk(b)   Other     As Adjusted
                                      --------   --------     --------     --------    ---------

OPERATING REVENUES - NET...........   $ 97,734    $(34,560)   $ (2,290)   $    --      $ 60,884
                                      ---------   ---------   ---------   ---------    ---------
OPERATING EXPENSES:
  Operations.......................     63,319     (22,055)     (1,392)        --        39,872
  Selling, general and
    administrative.................     24,688      (6,589)       (813)        --        17,286
  Management fees..................        --       (1,469)        --        1,469 (c)      --
  Depreciation and amortization....      6,387      (1,355)       (132)        --         4,900
  Impairment of long-lived assets..     11,400         --          --          --        11,400
  (Gain) loss on sale of assets....         12          (1)        --      (32,099)(d)  (32,088)
                                      ---------   ---------   ---------   ---------    ---------
      Total operating expenses.....    105,806     (31,469)     (2,337)    (30,630)      41,370
                                      ---------   ---------   ---------   ---------    ---------
  Operating income (loss)..........     (8,072)     (3,091)         47      30,630       19,514
  Interest, net....................    (10,163)         67          (1)      2,427 (e)   (7,670)
  Intercompany interest expense....        --          --          942        (942)(f)      --
                                      ---------   ---------   ---------   ---------    ---------
INCOME (LOSS) BEFORE
    MINORITY INTEREST..............    (18,235)     (3,024)        988      32,115       11,844
  Minority interest................        736         --          --          117 (g)     (619)
                                      ---------   ---------   ---------   ---------    ---------
NET INCOME (LOSS)..................   $(18,971)   $ (3,024)   $    988    $ 32,232     $ 11,225
                                      =========   =========   =========   =========    =========
Basic and diluted earnings
  (loss) per share.................   $  (3.77)                                        $   2.23
                                      =========                                        =========
Weighted average number of
      shares outstanding (h).......      5,033                                            5,033
                                      =========                                        =========


See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

  (a) The President Casinos, Inc. column represents the Company's historical consolidated statement of operations for the six months ended August 31, 2000, which includes the historical financial position of the Company's Davenport casino and hotel operations for the period indicated.

  (b) The TCG and Blackhawk columns represent the elimination of the Davenport casino and hotel operations, respectively.

  (c) Represents the elimination of the intercompany management fees between TCG and the Company.

  (d) Represents the net gain recorded on the disposition of TCG and Blackhawk.

  (e) Represents the reduction of interest expense associated with the paydown of certain indebtedness based upon the use of the cash proceeds from the disposition.

  (f) Represents the elimination of the intercompany interest expense between Blackhawk and the Company.

  (g) Represents the elimination of the minority interest expense associated with the 5% limited partner of TCG.

  (h) The weighted average shares outstanding do not give effect to any stock options on the Company's common stock because, due to the average market price of the Company's common stock exceeding the exercise price of the options during the period, the inclusion of such shares as common stock equivalents would be anti-dilutive.

                            PRESIDENT CASINOS, INC.
    UNAUDITED PRO FORMA CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year ended February 29, 2000
                     (in thousands, except per share data)


                                                       Pro Forma Adjustments
                                                 ----------------------------------
                                 President Casinos,                                    Pro Forma
                                       Inc.(a)     TCG(b)    Blackhawk(b)    Other    As Adjusted
                                      --------   --------     --------     --------    ---------

OPERATING REVENUES - NET...........   $204,549    $(73,479)   $ (4,341)   $    --       $126,729
                                      ---------   ---------   ---------   ---------     ---------
OPERATING EXPENSES:
  Operations.......................    132,434     (47,569)     (2,980)        --         81,885
  Selling, general and
    administrative.................     50,517     (13,261)     (1,647)        --         35,609
  Management fees..................        --       (3,770)        --        3,770 (c)       --
  Depreciation and amortization....     13,975      (3,999)       (390)        --          9,586
  (Gain) loss on sale of assets....         99         (17)        --      (30,490)(d)   (30,408)
                                      ---------   ---------   ---------   ---------     ---------
      Total operating expenses.....    197,025     (68,616)     (5,017)    (26,720)       96,672
                                      ---------   ---------   ---------   ---------     ---------
  Operating income (loss)..........      7,524      (4,863)        676      26,720        30,057
  Interest, net....................    (19,586)        160          (2)      4,393 (e)   (15,035)
  Intercompany interest expense....        --          --        1,590      (1,590)(f)       --
                                       ---------   ---------   ---------   ---------    ---------
INCOME (LOSS) BEFORE
    MINORITY INTEREST..............    (12,062)     (4,703)      2,264      29,523        15,022
  Minority interest................      1,311         --          --          235 (g)    (1,076)
                                      ---------   ---------   ---------   ---------     ---------
NET INCOME (LOSS)..................   $(13,373)   $ (4,703)   $  2,264    $ 29,758      $ 13,946
                                      =========   =========   =========   =========     =========

Basic and diluted earnings
  (loss) per share.................   $  (2.66)                                         $   2.77
                                      =========                                         =========
Weighted average number of
      shares outstanding (h).......      5,033                                             5,033
                                      =========                                         =========


See accompanying notes to unaudited pro forma condensed and consolidated financial statements.

  (a) The President Casinos, Inc. column represents the Company's historical consolidated statement of operations for the year ended February 29, 2000, which includes the historical financial position of the Company's Davenport casino and hotel operations for the period indicated.

  (b) The TCG and Blackhawk columns represent the elimination of the Davenport casino and hotel operations, respectively.

  (c) Represents the elimination of the intercompany management fees between TCG and the Company.

  (d) Represents the net gain recorded on the disposition of TCG and Blackhawk.

  (e) Represents the reduction of interest expense associated with the paydown of certain indebtedness based upon the use of the cash proceeds from the disposition.

  (f) Represents the elimination of the intercompany interest expense between Blackhawk and the Company.

  (g) Represents the elimination of the minority interest expense associated with the 5% limited partner of TCG.

  (h) The weighted average shares outstanding do not give effect to any stock options on the Company's common stock because, due to the average market price of the Company's common stock exceeding the exercise price of the options during the period, the inclusion of such shares as common stock equivalents would be anti-dilutive.


(c)  Not applicable.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2000

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number     Description

  99*      Press Release dated October 10, 2000.

-----------
*   Previously filed.